EXHIBIT 32.2

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Noble Corporation plc (the “Company”) on Form 10-Q for the period ended September 30, 2015, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, James A. MacLennan, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2015	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer
of Noble Corporation plc, a public limited company incorporated under the laws of England and Wales